UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2007
LCC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification Number)

7900 West Park Drive, McLean, VA, Suite A-315 (Address of principal executive offices)	22102 (Zip Code)
(Registrant’s telephone number, including area code): (703) 873-2000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
As previously disclosed by LCC International, Inc. (the “Company”) on a Current Report on Form 8-K filed on December 10, 2007, the Company conducted a conference call and web cast on December 11, 2007 to discuss the status of its public filings and highlight the Company’s 2007 activities (the “Conference Call”). A final transcript of the Conference Call is furnished with this report as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished pursuant to Item 2.02:
Exhibit 99.1: Final Transcript of LCC International, Inc. Conference Call held on December 11, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.
Date: December 13, 2007	By:	/s/ Peter A. Deliso
Peter A. Deliso
Senior Vice President, New Ventures, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Final Transcript of LCC International, Inc. Conference Call held on December 11, 2007